EXHIBIIT 10.6

CENTURA.                                                    COMMERCIAL NOTE
                                                            UNSECURED/SECURED
-------------------------
CUSTOMER NO.                                                Winston-Salem , NC
-------------------------

-------------------------
NOTE NO.                                                    July 21, 1997
-------------------------

$1,500,000.00

 __
/_/ Master Note

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FOR VALUE RECEIVED, the undersigned, jointly and severally, promise(s) to pay to
CENTURA BANK ("Bank"), or order, the sum of ONE MILLION FIVE HUNDRED THOUSAND
AND 00/100---------------------------------------------------------------------
Dollars ($1,500,000.00) or so much as shall have been disbursed from time to time and remains unpaid, including or together with interest at the rate and payable in the manner hereinafter stated. Principal and interest shall be payable at any banking office of Bank in the city or town indicated above, or such other place as the holder of this Note may designate.
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INTEREST RATE (ONE OF THE FOLLOWING MUST BE SELECTED. TERMS APPEARING NEXT TO
BLOCKS NOT CHECKED ARE DELETED.) All payments made on this Note will be applied first to accrued interest and then to principal. Interest will accrue on the unpaid principal balance at the rate set forth below until maturity and will accrue on any unpaid interest before maturity and on any unpaid balance after maturity as set forth on the reverse side of this Note. Interest payable on this Note per annum will be at the rate of:

/_/ Centura Index Rate +---------------------  /_/ Centura Prime Rate +---------------------%   /_/ ------------------------% Fixed

/_/ Business Base Rate +---------------------% |X| Wall Street Journal Prime + 0.00%            /_/ Other --------------------


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"Centura Index Rate" and "Centura Prime Rate" are Bank's variable rate base indices and are defined on the reverse side hereof.

Interest will be calculated on the basis of: |X| Actual days/360 day year  /_/ Actual days/365 day year  /_/ Other ----------------

Adjustments to rates subject to change will be made without prior notice at the sole option of Bank and will be effective:

|X|  *As of the date the rate changes.    /_/ Other ---------------------------

(Asterisked term selected if no term checked.)

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PRINCIPAL PAYMENTS TERMS (ONE OF THE FOLLOWING MUST BE SELECTED. PAYMENT TERMS
NOT CHECKED ARE DELETED.) Principal (and interest if indicated under Interest and Payment Terms below) shall be payable as follows:

/_/ Payable on demand, or on _______________________________, 19_____ if demand is not sooner made (the time of payment is herein referred to as "Maturity").

|X| Payable in one single payment on JANUARY 21, 1997 (herein referred to as "Maturity").

/_/ Payable in _______________________ equal consecutive _______________________
payments of $_______________________________ each, commencing
                   (monthly, quarterly, semi-annual, etc.)
on ______________________________________, 19___ and on the same day of each such calendar period thereafter and one final payment of the entire balance due on ______________________________________, 19___ (herein referred to as
"Maturity").

/_/  Other -------------------------------------------------------------------
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INTEREST PAYMENT TERMS (ONE OF THE FOLLOWING MUST BE SELECTED. PAYMENT TERMS NOT
CHECKED ARE DELETED.) Interest shall be payable as follows:

|X| Payable QUARTERLY beginning ----------------------------------- OCTOBER 1,
1997 and consecutively on the same -------------------------------- --
calendar day of each such calendar day of each such calendar period thereafter.

/_/ The payment amount selected above under "PRINCIPAL PAYMENT TERMS' includes interest.
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PREPAYMENT (ONE OF THE FOLLOWING MUST BE SELECTED. PREPAYMENT TERM NOT CHECKED
IS DELETED. ASTERISKED TERM SELECTED IF NO TERM CHECKED.)

|X| *This Note may be prepaid in whole or in part at any time without any fee.

/_/ This Note may be prepaid in whole or in part at any time only on payment of the following fee:------------------------------------------------------
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LOAN AGREEMENT AND SECURITY (ONE OR MORE OF THE FOLLOWING MUST BE SELECTED. LOAN
AGREEMENT AND SECURITY TERMS APPEARING NEXT TO BLOCKS NOT CHECKED ARE DELETED.)

/_/ The Bank and undersigned have entered into a Loan Agreement dated
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/_/ UNSECURED. This Note is unsecured except as provided in the Loan Agreement, if any, and in paragraphs 1 and 2 below.

|X| SECURED. This Note is secured by collateral described in the following security instruments: /_/ Assignment of Life Insurance dated /_/ Assignment of Time Deposit dated _______________________ /_/ Deed of Trust dated ________________ covering:

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|X| Collateral Pledge and Security Agreement dated 10-10-96 covering: 61,303 shares of Omega Healthcare Investor, Inc.

/_/ Security Agreement dated _________________________ covering:
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/_/  Other---------------------------------------------------------------------

1) At maturity of this Note, or upon default, Bank is authorized and empowered to apply to the payment hereof, any and all money deposited in Bank in the name of or to the credit of each party, without advance notice, and is authorized to offset any obligation of Bank to any party to the payment hereof.

2) Collateral securing other loans of each party with Bank may also secure this loan and this loan may also be supported by separate Guaranty Agreement(s).
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ADDITIONAL TERMS: THIS NOTE IS SUBJECT TO THE ADDITIONAL TERMS AND PROVISIONS
CONTAINED ON THE REVERSE SIDE, WHICH ARE EXPRESSLY MADE A PART OF THIS NOTE BY REFERENCE

IN WITNESS WHEREOF, this Note is executed (i) if by individuals, by hereunto setting their hands under seal by adoption of the word "SEAL" appearing next to the individuals' names, (ii) if by a corporation, by the duly authorized officer(s) of the corporation on its behalf under seal by adoption of the facsimile seal printed hereon for such purpose or, if an impression seal appears hereon, by affixing such impression seal, or (iii) if by a partnership, by the duly authorized partner(s) of the partnership on its behalf under seal by adoption of the word "SEAL" appearing next to the name of the partnership and/or the signatures of the partner(s), on the day and year first above written.


                               ---------------
________________________(SEAL) CUSTOMER NUMBER   DIVERSIFIED       CUSTOMER
(INDIVIDUAL)                                     SENIOR SERVICES,  NUMBER
                                                 INC. (SEAL)
                                                 (PARTNERSHIP OR
                                                 CORPORATION)

                               ---------------
________________________(SEAL) CUSTOMER NUMBER
(INDIVIDUAL)                                    By:  S//            ( SEAL)
                                                --------------------------------
                                                Vice President/CFO

                               ---------------
________________________(SEAL) CUSTOMER NUMBER
INDIVIDUAL)                                    By:  S//            ( SEAL)
                                               --------------------------------
                                               (Title)


________________________(SEAL) CUSTOMER NUMBER  Attest:                  CORP.
(INDIVIDUAL)                                    S//                      SEAL
                                                --------------------------------
                                                  Secretary


DEFAULT             Any of the following shall constitute an event of default:
                    (1) the failure to make when due any payment described herein, whether of principal, interest or otherwise; (2) the failure of any party hereto to perform any of the terms and conditions written into the Loan Agreement or security instrument(s) securing this Note or any guaranty agreement or security instrument(s) securing such guaranty agreement which apply to this Note; (3) the death, dissolution, merger, consolidation or termination of existence of any party; or if any party is a corporation with thirty-five
                    (35) or fewer shareholders, the aggregate transfer(s) of voting shares in such party whereby persons or entities not owning on the date hereof, singly or in the aggregate, 50% or more of the voting shares of such party, become the owner(s), singly or in the aggregate, of 50% or more of such voting shares, or if such party is a limited or general partnership, any change in general partnership interest(s) in such party; (4) the application for the appointment of a receiver for any party or the filing of a petition under any provisions of the Bankruptcy Code or Act by or against any party or any assignment for the benefit of creditors by or against any party; (5) the failure of any party to furnish from time to time, at the Bank's request, financial information with respect to such party; (6) a determination by Bank that it deems itself insecure or that an adverse change in the financial condition of any party has occurred since the date hereof; (7) the failure of any party to perform any other obligation to Bank; (8) the termination of any guaranty agreement which applies to this Note.

LATE CHARGES,
EXPENSES AND
ACCELERATION        Each party agrees to pay any late charges permitted by
                    applicable law that Bank may, in its discretion, charge for late payments. If this Note is not paid in full whenever it becomes due and payable, each party agrees to pay all costs and expenses of collection, including a reasonable attorney's fee in the amount of (15) percent of the then outstanding balance. Upon the occurrence of an event of default, the entire unpaid balance of this Note shall, at the option of Bank, become immediately due and payable, without notice or demand. Failure to exercise the option to accelerate shall not constitute a waiver of the right to exercise same in the event of any subsequent default.

INTEREST Upon the nonpayment of any payment of interest described herein, the Bank, at its option and without accelerating this Note, may accrue interest on such unpaid interest at the rate(s) applicable hereunder from time to time until maturity of this Note. After maturity of this Note, whether by acceleration or otherwise, interest will accrue on the unpaid principal of this Note and any accrued but unpaid interest at the contract rate provided for herein until this
                    Note is paid in full. After entry of judgment, interest shall accrue at the contract rate provided for herein, provided however, if the loan evidenced by this Note was extended for personal, family, household or agricultural purposes, interest shall be at the legal rate as in effect from time to time not to exceed the contract rate. The purpose of the loan represented by Borrower to Bank on the application for this loan shall control the interest rate charged after judgment.

                    THIS IS A VARIABLE RATE NOTE, unless denoted as a fixed rate note. Any change in the contract rate of interest will equal the change in the variable rate index to which the contract rate is tied, but will not exceed the maximum contract rate permitted by applicable law, or the maximum rate specified on the form of this Note, if any, whichever is lower.

                    The "Centura Prime Rate" is one of the Bank's variable rate base indices for credit extensions and is set by Bank at its discretion based on the Bank's perception of market interest rate levels, trends and a general economic conditions. It is not tied to any specific index published by any third party and is not represented by Bank to be the lowest rate at which Bank extends credit.

                    The "Business Base Rate" is one of the Bank's variable rate base indices for credit extensions and is set by Bank at its discretion based on the bank's perception of market interest rate levels and trends for commercial loans to small business borrowers and on general economic conditions. It is not tied to any specific index published by any third party. It is not the same as and it is not tied to the Centura Prime Rate. It will typically be higher than the Centura Prime Rate.

                    The "Centura Index Rate" is one of the Bank's variable rate base indices for credit extensions and is set by Bank at its discretion based on the Bank's cost of funds and on the Bank's perception of market interest rate levels, trends and general economic conditions. It is not tied to any specific index published by any third party. It is not the same as and it is not tied to the Centura Prime Rate. It will typically be higher than the Centura Prime Rate.

                    The "Wall Street Journal Prime Rate" is defined as that interest rate listed as the PRIME RATE as published each business day in the Money Rates guide in the Money & investing section of The Wall Street Journal, Eastern Edition (if more than one rate is listed, the lowest rate will be used). The Wall Street Journal Prime Rate is not represented by Bank to be the lowest rate at which Bank extends credit. Borrower understands that Bank may make other loans based on other indices as well.

WAIVER Each party waives presentment, demand, protest and notice of dishonor, waives any rights which they may have to require Bank to proceed against any other person or property, agrees that without notice to any party and without affecting any party's liability, Bank, at any time or times, may grant extension of the time for payment or other indulgences to any party or permit the renewal, amendment or modification of this Note, the Loan Agreement or security instrument(s), or permit the substitution, exchange or release of any security for this Note and may add or release any party primarily or secondarily liable, and agrees that Bank may apply all moneys made available to it from any party of the proceeds from the disposition of any security for this Note either to this Note or to any other obligation of any of the parties to Bank, as Bank may elect from time to time.


PARTIES Each signatory of this Note is herein sometimes referred to as "Party" or collectively as "Parties" and each agrees to be liable hereunder jointly and severally. This Note shall apply to and bind each party's heirs, personal representatives, successors and assigns. All references in this Note to Bank shall include the holder thereof and this Note shall inure to the benefit of any holder, its successors and assigns. Each party acknowledges that Customer Numbers may be added to this Note at the places indicated after execution of this Note by the parties and that the information under the heading "BANK USE ONLY" may also be completed by Bank after execution of this Note by the parties. Each party agrees to Bank inserting Customer Numbers and the information under the heading "BANK USE ONLY" after execution of this Note by the party and that the insertion of such information shall not affect the validity of this Note or the liability of each party hereunder. In addition, in the event the date of the Note is omitted from the upper right corner on the obverse side hereof, each party consents that the Bank may insert the date for administrative purposes of identifying the Note and that this consent is without prejudice to any party's right to dispute the accuracy of the date so inserted. However, such insertion shall not affect the validity of this Note or the liability of each party hereunder.

PARTIES' DUE
DILIGENCE           All parties hereto acknowledge and represent that they have relied upon their own due diligence in making their own independent evaluations of the purposes for which the proceeds of this Note will be used and the business affairs and financial condition of all parties hereto, and they will continue to be responsible for making their own appraisals of such matters. The parties hereto have not relied upon and will not hereafter rely upon Bank for such information for such appraisal or other assessment or review and, further, will not rely upon any such information which may not or hereafter be prepared by Bank for any appraisals regarding the purposes for which the proceeds of this Note will be used or the parties hereto.


CREDIT              The Bank is authorized to investigate from time to
INVESTIGATION       time the credit of each party and to answer questions
                    relating to the Bank's credit experience with each party.


MASTER NOTE         If this Note is designated on its face as a MASTER NOTE,
                    then this Note evidences a revolving line of credit under the Loan Agreement or security instrument(s) and each party shall be liable for only so much of the principal amount as shall be equal to the total of the amounts advanced to or for each party by the Bank from time to time less all payments made by or for each party and applied by the Bank to principal, and for interest on each such advance, all as shown on Bank's books and records which shall be prima facie evidence of the amount owned.


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BANK USE ONLY (THIS SECTION IS NOT A            For Real Estate Loans Only
PART OF THIS NOTE)

City #_____________ Branch #                    Collateral Location Code
_____________ Officer _____________

Comp. Call Code * _____________                 Collateral Type Code
Purpose Code _____________

Loan Grade ____ CRA Code _____ SIC              Conforming/Nonconforming
Code _____                                      (mark either C or N)

*Loans secured by real estate should
have a Real Estate Comp. Call Code.

Tied to Line (  ) Yes  (  ) No #
___________ Revolving Note  (  ) Yes
(  ) No
                                                Appraised Value
Participation Purchased (  ) Yes  (             $___________________________
) No Correspondent # _______________            1 - Revenues * $1 million
                                                ___ 2-Revenues * $1 million
                                                ---
                                                Business/property address:
                                                ------------------------------
Amount Advanced $_____________
Effective Date __________________               ______________________________


GUARANTEED BY:
             Name                         Customer #                       Notice                          Percent

  ==========================      ==========================     ==========================      ==========================
  ==========================      ==========================     ==========================      ==========================

CENTURA.                                                 UNCONDITIONAL GUARANTY




                                                                 JULY 21, 1997
                                              (Date of Execution and Delivery)


OBLIGOR(S):  DIVERSIFIED SENIOR SERVICES, INC. 915 WEST FOURTH STREET,              WINSTON-SALEM,      FORSYTH            NC
             _____________________________________________________________________________________________________________________
             (Print Full Name)                 (No. Street or RFD)                  (City)              (County)           (State)


GUARANTOR(S):TAYLOR HOUSE ENTERPRISES, LTD.    915 WEST FOURTH STREET               WINSTON-SALEM,     FORSYTH             NC
             _____________________________________________________________________________________________________________________
             (Print Full Names)               (No. Street or RFD)                  (City)             (County)             (State)


OBLIGEE:     CENTURA BANK:                    PO BOX 5039, 2150 COUNTRY CLUB ROAD, WINSTON-SALEM,      FORSYTH             NC
             ______________________________________________________________________________________________________________________
                                             (Mailing Address)(No. and Street)     (City)            (County)              (State)



WHEREAS, the above OBLIGOR(S) (hereinafter jointly and severally termed "CUSTOMER") desire(s) to obtain extensions of credit and/or a continuation of credit extensions and/or to engage in business transactions and enter into various contractual relationships and otherwise to deal with CENTURA BANK (hereinafter termed "BANK"); and

WHEREAS, BANK is unwilling to extend or continue to extend credit to and/or to engage in business transactions and entire into various contractual relationships with, and otherwise to deal with CUSTOMER; unless it receives an unconditional continuing, joint and several guaranty from the above identified, undersigned GUARANTOR(S) (each, any and all of whom are hereinafter termed "GUARANTOR"), covering all "Obligations of CUSTOMER," as hereinafter defined.

NOW THEREFORE, in connection of, the premises and of other good and valuable consideration, and IN ORDER TO INDUCE BANK, from time to time, in its sole discretion TO EXTEND OR CONTINUE TO EXTEND CREDIT (with or without security) TO AND/OR TO ENGAGE IN BUSINESS TRANSACTIONS AND ENTER INTO VARIOUS CONTRACTUAL RELATIONSHIPS WITH CUSTOMER (without limiting the generality of the foregoing, this Guaranty is being given in order to induce BANK to lease and/or sell real, personal and/or mixed property to CUSTOMER, to purchase or discount any Acceptances, Accounts, Chattel Paper, Checks, Contracts, Contract Rights, Drafts, General Intangibles, Instruments, Investment Securities, Land Contracts, Purchase Money Security Agreements (Conditional Sale Contracts of real and/or personal property), Real and/or Personal Property Leases, or any other instruments or evidences of indebtedness (with or without recourse) upon which CUSTOMER, jointly or severally, is or may be liable as maker, co-maker, indorser, acceptor, guarantor, surety or otherwise AND OTHERWISE TO DEAL WITH CUSTOMER), GUARANTOR (jointly and severally, if more than one) HEREBY ABSOLUTELY AND UNCONDITIONALLY GUARANTEES TO BANK and its successors and assigns, THE DUE AND PUNCTUAL PAYMENT OF ALL INDEBTEDNESS, OBLIGATIONS AND LIABILITIES OF SAID CUSTOMER TO BANK, and all claims of BANK, against the CUSTOMER primary or secondary (whether by way of indorsement or otherwise), whether now existing or hereafter arising, whether arising out of contract(s), tort(s) or otherwise, whether created directly with BANK or acquired by BANK through assignment, indorsement or otherwise; whether matured or unmatured; whether absolute or contingent; whether joint or several; whether secured or unsecured; whether monetary or nonmonetary; whether liquidated or unliquidated, as and when the same become due and payable (whether by acceleration or otherwise), in accordance with the terms of any instruments, accounts receivable, security agreements, land and/or other contracts, drafts, leases, chattel paper, debts, obligations or liabilities evidencing any such indebtedness, obligations, liabilities, or claims, including all renewals, extensions, substitutions and/or modifications thereof (all indebtedness, obligations and liabilities of the CUSTOMER to BANK and claims of BANK against CUSTOMER, including all of the foregoing, being hereinafter collectively termed "Obligations of CUSTOMER") PROVIDED, HOWEVER, THAT the maximum liability, jointly and severally, of the undersigned GUARANTORS hereunder, at any one time outstanding, with respect to the aggregate principal amount of the "Obligations of CUSTOMER," shall not exceed the sum of money here specified, plus all interest or Financing Charges thereon, Costs of Court, default interest thereon, late payment charges and the reasonable attorney's fees of BANK, TO WIT:

ONE MILLION FIVE HUNDRED THOUSAND AND 00/100                 ($1,500,000.00).
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FURTHER if the Obligations of CUSTOMER or this Guaranty are referred to an attorney-at-law, including BANK'S in-house counsel, for collection, whether or not suit is commenced, Guarantor expressly hereby agrees to pay all legal expenses and the reasonable attorneys' fees. GUARANTOR hereby stipulates and agrees that, if suit is instituted, 15% of the total amount(s) due hereunder and remaining unpaid at the time suit is instituted by BANK shall be deemed to be the "reasonable attorneys' fees."

In order to implement the foregoing and as additional inducements to BANK, GUARANTOR further covenants and agrees:

   1. This guaranty is and shall remain an unconditional and continuing guaranty of payment and not of collection, shall remain in full force and effect irrespective of any interruption(s) in the business or other dealings and relations of CUSTOMER with BANK and shall apply to and guarantee the due and punctual payment of all "Obligations of CUSTOMER" due by CUSTOMER to BANK. To that end, GUARANTOR hereby expressly waives any right to require BANK to bring any action against any CUSTOMER or any other person(s) or to require that resort be had to any security or to any balance(s) of any deposit or other account(s) or debt(s) or credit(s) on the books of BANK in favor of CUSTOMER or any other person(s) and without limiting the generality of the foregoing, undersigned GUARANTOR herewith expressly waives any rights he otherwise might have had under the provisions of G.S. SS.26.7, ET SEQ. and/or other North Carolina Laws to require BANK to attempt to recover against CUSTOMER and/or to realize upon any securities or collateral security which BANK holds for the Obligations of CUSTOMER. Any GUARANTOR may, by a WRITTEN NOTICE, delivered personally to or received by certified or registered United States Mail by an Officer of BANK actually involved in the transactions being guaranteed hereby, at the address of BANK first above given, terminate this Guaranty with respect to all "Obligations of CUSTOMER" incurred or contracted by CUSTOMER, acquired by BANK, or otherwise arising more than thirty (30) business days after the date on which such WRITTEN NOTICE is so delivered to or received by said BANK officer. Such written notice of termination shall be the sole and exclusive method for terminating this Guaranty as to future Obligations of CUSTOMER and notwithstanding termination, this Guaranty and all security given for this Guaranty and/or the Obligations of CUSTOMER shall remain in full force and effect as to all Obligations of CUSTOMER incurred, existing, or arising in any manner pre-termination, incuding, without limitation, all Obligations of CUSTOMER arising under loan commitments which exist pre-termination and all Obligations of CUSTOMER under lines of credit and/or revolving lines of credit for advances both pre- and post-termination.

   2. TIME IS OF THE ESSENCE HEREOF. Any notice(s) to GUARANTOR shall be sufficiently given, if mailed to the first above stated address(es) of GUARANTOR.

   3. This Guaranty Agreement constitutes the ENTIRE AGREEMENT between the parties with respect to this Guaranty, and no waivers or modifications shall be valid unless they are reduced to writing, duly executed by the party to be charged thereby, and expressly approved in writing by an Officer of BANK actually involved in the transactions being guaranteed hereby. This Guaranty does not terminate, cancel, supersede, renew, or substitute for any existing guarantee to BANK by any GUARANTOR, unless expressly provided herein, and the execution and delivery hereafter to BANK by any GUARANTOR of a new guarantee shall not terminate, cancel, supersede, or be a renewal or substitution for this Guaranty, unless expressly provided therein, and all rights and remedies of BANK hereunder, under any existing guarantee, or under any guarantee hereafter given to BANK by any GUARANTOR shall be cumulative and may be enforced singly or concurrently.

   4. If any process is issued or ordered to be served upon BANK, seeking to seize CUSTOMER'S and/or GUARANTOR'S rights and/or interests in any bank account(s), such bank account(s) shall be deemed to have been and shall be set-off against any and all "Obligations of CUSTOMER" and/or all obligations and liabilities of GUARANTOR hereunder, as of the time of the issuance of any such writ or process, whether or not CUSTOMER, GUARANTOR and/or BANK shall then have been served with notice therewith.

   5. All moneys available to and/or received by BANK for application toward payment of (or reduction of) the "Obligations of CUSTOMER" may be applied by BANK to such individual debt(s) in such manner, and apportioned in such amount(s) and at such time(s), as BANK, in its sole discretion, may deem suitable or desirable.

   6. As security for any and all liabilities of GUARANTOR hereunder, now existing or hereafter arising, GUARANTOR hereby grants BANK a security interest in any and all moneys or other property (i.e., goods and merchandise, as well as all documents relative thereto, also, funds, investment securities, chooses in action and any and all other forms of property, whether real, personal or mixed, and any right, title, or interest of GUARANTOR therein or thereto) and/or the proceeds thereof, which have been or may hereafter be, deposited or left with BANK (or with any agent or other third party acting on BANK'S behalf) by or for the account or credit of GUARANTOR, including (without limitation of the foregoing), any property in which GUARANTOR may have any interest. Further, where any obligation of GUARANTOR is due and unpaid BANK hereunder, BANK is herewith authorized to exercise its right of Set-Off or "Bank Lien" as to any moneys deposited in demand, checking, time, savings, or other accounts or any nature maintained in and with it by any of the undersigned, without advance notice. Such right of Set-Off shall also be applicable and exercised by BANK, in its sole discretion, where BANK is indebted to any GUARANTOR by reason of any Certificate(s) of Deposit, Bond(s), Note(s) or otherwise.

   7. GUARANTOR acknowledges that any termination of liability hereunder, as provided for in paragraph 1 above shall not terminate this Guaranty as to existing Obligations of CUSTOMER nor release GUARANTOR from full liability for "Obligations of CUSTOMER" hereby guaranteed and then in existence including, without limitation, all Obligations of CUSTOMER arising under loan commitments which exist pre-termination and all Obligations of CUSTOMER under lines of credit and for revolving lines of credit for advances subsequent to the effective date of termination, or from full liability for renewal(s) or extension(s) of the "Obligations of CUSTOMER" in whole or in part, whether such renewals or extensions are made before or after the effective date of such termination, and with or without notice to GUARANTOR, and for substitution therefor, or modifications thereof.

   8. The termination of the Guaranty by one or more GUARANTORS, or the release, settlement or compromise by BANK with respect to any one or more GUARANTORS, shall not affect the obligations of liability of the remaining GUARANTORS hereunder, and as to the remaining GUARANTORS, this Guaranty shall continue in effect as if such GUARANTORS had been the only GUARANTORS executing this Guaranty.

   9. GUARANTOR agrees that his liability hereunder shall not be diminished by any failure on the part of BANK to prefect or continue perfection of (by filing, recording or otherwise) any security interest(s) it may have in any property securing this Unconditional Guaranty and/or the "Obligations of CUSTOMER" secured hereby and hereunder.

   10. GUARANTOR further hereby consents and agrees that BANK may at any time, or from time to time, in its sole discretion: (i) renew, extend or otherwise change the time of payment, and/or the manner, place or terms of payment of any or all of the "Obligations of CUSTOMER" or otherwise modify the Obligations of CUSTOMER; (ii) grant indulgences generally from time to time to the CUSTOMER and/or any other person liable for the "Obligations of CUSTOMER"; (iii) exchange, release and/or surrender all or any of the collateral security, or any part(s) thereof, by whomsoever deposited, which is or may hereafter be held by it or in which it has a lien or security interest in connection with all or any of the "Obligations of CUSTOMER" and/or any liabilities or obligations of GUARANTOR hereunder; (iv) sell or otherwise dispose of and/or purchase all or any of any such collateral at public or private sale, or to or through any Investment Securities Broker, and after deducting all costs and expenses of every kind for collection, preparation for sale, sale or delivery, the net proceeds of any such sale(s) or other disposition may be applied by BANK upon all or any of the "Obligations of CUSTOMER"; and (v) settle or compromise with the Customer, any insurance carrier and/or any other person(s) liable thereon, any and all of the "Obligations of CUSTOMER," and/or subordinate the payment of all or any part of same, to the payment of any other debts or claims, which may at any time(s) be due or owing to BANK and/or any other persons(s); all in such manner and upon such terms as BANK may deem proper and/or desirable, and without notice to or further assent from GUARANTOR, it being agreed that GUARANTOR shall be and remain bound upon this Unconditional Guaranty, irrespective of the existence, value or condition of any collateral, or the impairment of any collateral (to include, without limitation, failure to perfect a security interest in collateral), or the unenforceability of any of the Obligations of CUSTOMER or the discharge of or release of CUSTOMER from liability for any of the Obligations of CUSTOMER and notwithstanding any such change, exchange, settlement, compromise, surrender, release, sale or other disposition, application, renewal or extension and notwithstanding also that the "Obligations of CUSTOMER" may at any time(s) exceed the aggregate principal sum hereinabove prescribed (if any such limiting sum appears). If BANK should request GUARANTOR to consent to any of the foregoing, such request and/or consent by GUARANTOR shall not constitute a waiver by BANK of the provisions of this paragraph which permit such actions without GUARANTOR's consent, nor of any other provision of this Guaranty relating to acts or inactions of BANK and such request and/or consent shall not create a course of dealing between BANK and GUARANTOR that would require the consent of GUARANTOR to any of the foregoing in the future. Further, this Guaranty shall not be construed to impose any obligation on BANK to extend or continue to extend credit or otherwise deal with CUSTOMER at any time.

   11. If CUSTOMER is an organization, this Guaranty covers all "Obligations of CUSTOMER" purporting to be created or undertaken on behalf of such organization by any officer, partner, manager or agent of such organization, without regard to the actual authority of any such officer, partner, manager or agent, whether or not corporate or partnership resolutions, proper or otherwise, are given by any CUSTOMER to BANK, and/or whether or not such purported organizations are legally chartered or organized.

   12. This Unconditional Continuing Guaranty shall be binding upon GUARANTOR, and the heirs, executors, administrators, successors and assigns of GUARANTOR; and it shall inure to the benefit of, and be enforceable by BANK, and its successors, transferees and assigns. The death of GUARANTOR shall not terminate any liability hereunder. This Unconditional Guaranty shall remain in force after GUARANTOR's death until written notice of termination, sent by a legal representative of GUARANTOR, is received by BANK as set forth in paragraph 1 above and such termination shall be limited as provided in paragraphs 1 and 7 above.

   13. This Unconditional Guaranty shall be deemed to have been made under and shall be governed by the Laws of the State of North Carolina in all respects, including matters of construction, validity and performance. Further, all terms of expressions contained herein which are defined in Articles 1, 3, or 9 of the North Carolina Uniform Commercial Code shall have the same meaning herein as in said Articles of said Code.

   14. No waiver by BANK of any default(s) by GUARANTOR or CUSTOMER shall operate as a waiver of any other default or of the same default on a future occasion. If more than one person has signed this Guaranty, such parties are jointly and severely obligated hereunder. Further, use of the masculine of neuter pronoun herein shall include the masculine, feminine OR neuter, and also the plural. The term "GUARANTOR," as used herein, shall (if signed by more than one person) mean the "GUARANTORS and each of them." If any GUARANTOR shall be a partnership, the obligations, liabilities and agreements on the part of such GUARANTOR shall remain in full force and effect and fully applicable notwithstanding any changes in the individuals composing the partnership. Further, the "GUARANTOR" shall include in such event any altered or successive partnerships, it being also understood that the predecessor partnership(s) and their partners shall not thereby be released from any obligations or liabilities hereunder, BANK, or any other holder hereof, may correct patent errors in this Guaranty.

   15. GUARANTOR hereby waives: (i) notice of acceptance of this Guaranty; (ii) notice(s) of extensions of credit and/or continuations of credit extensions to CUSTOMER by BANK; (iii) notice(s) of entering into and engaging in business transactions and/or contractual relationships and any other dealings between CUSTOMER and BANK; (iv) presentment and/or demand for payment of any of the "Obligations of CUSTOMER"; (v) protest or notice of dishonor or default to GUARANTOR or to any other person with respect to any of the "Obligations of CUSTOMER" or with respect to any security therefor; (vi) all other notices to which GUARANTOR might otherwise be entitled; (vii) any demand for payment under this Guaranty; (viii) any defense of any kind which the CUSTOMER might have; and
(ix) application of any other defenses available to GUARANTOR.

   16. Anything contained herein to the contrary notwithstanding, if for any reason the effective rate of interest on any of the Obligations of CUSTOMER should exceed the maximum lawful contract rate, the effective rate of such obligation(s) shall be deemed reduced to and shall be such maximum lawful contract rate, and any sums of interest which have been collected in excess of such maximum lawful contract rate shall be applied as a credit against the unpaid principal balance due hereunder.

   17. In the event any provision(s) of this instrument should be left blank or incomplete, GUARANTOR hereby authorizes and empowers BANK to supply and complete the necessary information to complete or fill in the blank provision(s).

   18. Should any one or more provisions of this Unconditional Guaranty be determined to be illegal or unenforceable by a court of competent jurisdiction, the other provisions shall remain in full force and effect.

   19. In the event of a change in, or amendment or modification of the legal status or existence of the CUSTOMER, this Guaranty shall continue and shall also cover the indebtedness of the CUSTOMER under the new or amended status, according to the terms hereof guaranteeing the Obligations of the original CUSTOMER.

   20. The obligation of any GUARANTOR executing this Unconditional Guaranty shall not be dependent upon the subsequent execution hereof by any other person.

   21. GUARANTOR shall provide BANK with such financial information as BANK may from time to time request. Any statement of account or records that bind the CUSTOMER shall be binding against the GUARANTOR and the records of BANK maintained in the ordinary course of its business with respect to the Obligations of CUSTOMER shall be binding on GUARANTOR in all respects, including, without limitation, the extent and nature of the Obligations of CUSTOMER and the liabilities of GUARANTOR under this Guaranty.

   22. GUARANTOR warrants and covenants that GUARANTOR has made such inquiries as GUARANTOR deems necessary in order to ascertain the financial condition of CUSTOMER, and has, in fact, ascertained the financial condition of CUSTOMER and is satisfied with such financial condition, that GUARANTOR has adequate means to obtain from CUSTOMER, on a continuing basis, information concerning the financial condition of CUSTOMER, and that GUARANTOR has not relied, and will not rely, on BANK to provide such information, now or in the future.

   23. GUARANTOR agrees that in the event judgment or any court order or administrative order for turnover or recovery is entered against BANK (whether by consent, compromise, settlement or otherwise) for, or BANK is required or agrees to repay (i) the amount of any monetary payment or transfer of any property (whether real, personal or mixed, tangible or intangible, or the value thereof) made to BANK by or on behalf of the CUSTOMER and/or GUARANTOR for credit to the Obligations of CUSTOMER, or (ii) the amount of any set-off(s) exercised by BANK and credited to Obligations of CUSTOMER, the then in such event (and notwithstanding the prior discharge or satisfaction in whole or in part of any or all Obligations of CUSTOMER due BANK or the written or stamped notation of cancellation, release or satisfaction affixed to this GUARANTY or any instrument of indebtedness evidencing the Obligations of CUSTOMER, or any prior notice of the termination of this Guaranty as to future debts of CUSTOMER) the amount of value of any such payments, property or set-off(s) recovered from BANK shall be deemed to be Obligations of CUSTOMER and this GUARANTY and the liabilities of GUARANTOR hereunder shall be automatically revived and reinstated and shall continue and remain in full force and effect as to the same, together with interest thereon from date of recovery at the rate(s) applicable to the Obligations of CUSTOMER to which such payments, transfers or set-off(s) were credited, costs of court, and the reasonable attorney's fees incurred by BANK in connection therewith.

   24. GUARANTOR further expressly waives, for BANK'S benefit and the benefit of CUSTOMER and any other guarantor, maker or endorser of the Obligations of CUSTOMER, any and all rights of recourse against CUSTOMER, or any other guarantor, maker, or endorser of the Obligations of CUSTOMER, or property or assets of the same, arising out of any payment made under or pursuant to this GUARANTY, including any claim or subrogation, reimbursement, exoneration, contribution or indemnity that the undersigned GUARANTOR may have against the CUSTOMER, any other guarantor, or maker or endorser of the Obligations of CUSTOMER. GUARANTOR will not enter into any contract or agreement in violation of the provisions hereinabove, and any such purported contract or agreement shall be void ab initio.

   25. EVENTS OF DEFAULT. GUARANTOR shall be in default under this Unconditional Guaranty upon the happening of any of the following events, circumstances or conditions, to wit:

   (a) Default in the payment or performance of any of the obligations or of any covenant, warranty or liability contained or referred to herein, or contained in any other contract or agreement of CUSTOMER and/or GUARANTOR with BANK, whether now existing or hereafter arising; or

   (b) Any warranty, representation or statement made or furnished to BANK by or on behalf of CUSTOMER and/or GUARANTOR, in connection with this Guaranty Agreement or to induce BANK to extend credit or otherwise deal with CUSTOMER and/or GUARANTOR proving to have been false in any material respect when made or furnished; or

   (c) Death, dissolution, termination of existence, insolvency, business failure, appointment of a Receiver of any part of the property of, Assignment for the Benefit of Creditors by, or the commencement of any proceeding under any State or Federal Bankruptcy or Insolvency Laws by or against GUARANTOR and/or CUSTOMER; or

   (d) Failure of a corporate CUSTOMER and/or GUARANTOR to maintain its corporate existence in good standing; or

   (e) Upon the entry of any monetary judgment or the assessment and/or filing of any tax lien against either CUSTOMER and/or GUARANTOR or upon the issuance of any writ of garnishment of attachment against any property of, debts due or rights of CUSTOMER and/or GUARANTOR, to specifically include the commencement of any action of proceeding to seize moneys of either CUSTOMER and/or GUARANTOR on deposit in any bank account with BANK; or

   (f) If BANK should otherwise deem itself, any security interests, its collateral or property, or the "Obligations of CUSTOMER" guaranteed hereby and hereunder and/or the liability of GUARANTOR hereunder unsafe or insecure, or should BANK, in good faith, believe that the prospect of payment or other performance by CUSTOMER and/or GUARANTOR is impaired.

   26. REMEDIES OF DEFAULT. Upon the occurrence of any of the foregoing events, circumstances, or conditions of default, all of the obligations evidenced herein and secured or guaranteed hereby shall immediately be due and payable without notice. Further, BANK shall then have all of the rights and remedies granted hereunder, all of the rights and remedies of a Secured Party and/or Holder-in-Due Course under the North Carolina Uniform Commercial Code and/or under other Laws of North Carolina.

   27. GUARANTOR acknowledges that GUARANTOR has read this Guaranty and fully understands the rights granted to BANK herein, and the waiver of rights of GUARANTOR. GUARANTOR further acknowledges that each of the terms contained herein is a material inducement to BANK to extend credit to the CUSTOMER and is necessary in order for the BANK to fully realize the benefits of BANK'S bargained for agreement with the CUSTOMER and GUARANTOR.

This Guaranty is secured by: _________________________________________________
______________________________________________________________________________


IN WITNESS WHEREOF, this Guaranty is executed (i) if by individuals, by hereunto setting their hands under seal by adoption of the word "SEAL" appearing next to the individuals' names, (ii) if by a corporation, by the duly authorized officers of the corporation on its behalf under seal by adoption of the facsimile seal printed hereon for such purpose or, if an impression seal appears hereon, by affixing such impression seal, or (iii) if by a partnership, by the duly authorized partners of the partnership on its behalf under seal by adoption of the word "SEAL" appearing next to the name of the partnership and/or the signatures of the partners, on the day and year first above written.

                                          TAYLOR HOUSE ENTERPRISES, LTD.
                                          _______________________________(SEAL)
                                          (NAME OF CORPORATION OR PARTNERSHIP)
Attest:

                                          By: /S/ G.L. CLARK, JR.   (SEAL)
                                              Vice President & CFO      (TITLE)

____________________ Secretary

                                              ___________________________(SEAL)
           CORP
           ____                               ___________________________(SEAL)
           SEAL
                                              ___________________________(SEAL)

                                              ___________________________(SEAL)